SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
2.875% Walgreens Boots Alliance, Inc. notes due 2020	WBA20	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Walgreens Boots Alliance, Inc. (the “Company”) held its Annual Meeting of Stockholders on January 30, 2020 (the “Annual Meeting”).

(b) Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting:

Proposal No. 1: The stockholders voted for the election of the following directors to serve on the Board of Directors until the next Annual Meeting of Stockholders or until their successors are elected and qualified (or any such director’s earlier death, resignation or removal):

	Votes For	Votes Against	Abstentions	Broker Non-Votes

José E. Almeida	653,585,062	20,693,069	1,731,942	107,032,055

Janice M. Babiak	658,767,801	15,593,647	1,648,625	107,032,055

David J. Brailer	657,085,428	17,064,005	1,860,640	107,032,055

William C. Foote	621,657,337	52,420,640	1,932,096	107,032,055

Ginger L. Graham	658,966,278	15,367,151	1,676,644	107,032,055

John A. Lederer	650,036,449	24,107,548	1,866,076	107,032,055

Dominic P. Murphy	662,379,898	11,816,655	1,813,520	107,032,055

Stefano Pessina	654,186,960	20,069,559	1,753,554	107,032,055

Nancy M. Schlichting	622,857,778	51,537,958	1,614,337	107,032,055

James A. Skinner	649,778,283	24,396,592	1,835,198	107,032,055

Proposal No. 2: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was approved. There were 755,548,283 votes for, 24,753,133 votes against, and 2,740,712 abstentions.

Proposal No. 3: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. There were 559,590,843 votes for, 109,572,606 votes against, and 6,846,624 abstentions. There were 107,032,055 broker non-votes on this proposal.

Proposal No. 4: The stockholder proposal requesting an independent Board Chairman was not approved. There were 257,011,642 votes for, 415,851,448 votes against, and 3,146,983 abstentions. There were 107,032,055 broker non-votes on this proposal.

Proposal No. 5: The stockholder proposal was withdrawn by the proponent.

Proposal No. 6: The stockholder proposal regarding the ownership threshold for calling special meetings of stockholders was not approved. There were 263,492,691 votes for, 408,721,255 votes against, and 3,796,127 abstentions. There were 107,032,055 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: February 4, 2020	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President, Corporate Secretary